UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 26, 2018

ROCKWELL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan 48393

(Address of principal executive offices, including zip code)

(248) 960-9009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

On July 26, 2018, the Audit Committee of the Board of Directors of Rockwell Medical, Inc. (the “Company”) engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm. The engagement of Marcum comes after the resignation of the Company’s former independent registered public accounting firm, Plante & Moran, PLLC (“Plante”), on June 22, 2018.

During the two years ended December 31, 2017 and 2016 and the subsequent interim periods through July 26, 2018, neither the Company, nor anyone on its behalf, has consulted with Marcum regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K, other than informing Marcum of the material weakness in the Company’s internal control over financial reporting and the inability to rely on management representations identified by Plante as described in the Company’s Current Report on Form 8-K filed on June 27, 2018.

The Audit Committee discussed the subject matter of the reportable events described in the Company’s Current Report on Form 8-K filed on June 27, 2018 with Plante. The Company has authorized Plante to respond fully to all inquiries of Marcum concerning all matters related to the periods audited by Plante, including with respect to the subject matter of these reportable events.

Item 8.01                                           Other Events.

On July 30, 2018, the Company issued a press release announcing the engagement of Marcum. Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the press release.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.                              The following exhibits are being filed herewith:

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: July 30, 2018	By:	/s/ Benjamin Wolin
Benjamin Wolin
Chairman of the Board